UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 8, 2012

Apollo Group, Inc.

(Exact name of registrant as specified in its charter)

Arizona	0-25232	86-0419443
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4025 S. Riverpoint Parkway, Phoenix, Arizona		85040
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (480) 966-5394

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 8, 2012, the Board of Directors (the “Board”) of Apollo Group, Inc. (the “Company”) appointed Margaret Spellings to fill a vacancy created by an increase in the Board from fourteen to fifteen members, effective June 9, 2012. With the appointment of Ms. Spellings, the Board contains nine independent members. Ms. Spellings was also appointed to serve on the Board’s Compensation Committee.

Ms. Spellings will participate in the cash and equity compensation programs provided to and upon the same terms as our other non-employee directors, but with respect to fiscal year 2012 Board service, will receive cash compensation on a prorated basis and will not receive an equity grant. These cash and equity compensation programs are more fully described under “Director Compensation” in our Information Statement on Form 14C filed with the Securities and Exchange Commission on December 28, 2011, which description is incorporated in this Item 5.02 by this reference. In addition, we have entered into an indemnification agreement with Ms. Spellings on substantially the same terms as for our other non-employee directors which obligates us to indemnify her in her capacity as a director to the maximum extent permitted by law.

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

On June 11, 2012, the Company issued a press release announcing the appointment of Margaret Spellings to its Board of Directors. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The information in Item 7.01 of this Form 8-K and Exhibit 99.1 furnished herewith shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in any such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are provided herewith:

Exhibit Number	Description

99.1	Text of press release issued by Apollo Group, Inc. dated June 11, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apollo Group, Inc.

June 11, 2012	By:	/s/ Brian L. Swartz
	Name:	Brian L. Swartz
	Title:	Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Text of press release issued by Apollo Group, Inc. dated June 11, 2012.